 Exhibit 99.1

SUGAR TECHNOLOGY GROUP HOLDINGS CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2016 AND FOR THE PERIOD FROM INCEPTION (FEBRUARY 26, 2016) THROUGH SEPTEMBER 30, 2016
(UNAUDITED)

SUGAR TECHNOLOGY GROUP HOLDINGS CORPORATION
Consolidated Balance Sheet
(Unaudited)
(Stated in US dollars)

September 30, 2016
ASSETS
Current Assets
Cash and cash equivalents	$1,254
Account receivable	4,307
Total Current Assets	5,561
Property and equipment, net	4,063
TOTAL ASSETS	$9,624

LIABILITIES & SHAREHOLDERS' DEFICIT
Current Liabilities
Due to related party	$13,565
Total Current liabilities	13,565
TOTAL LIABILITIES	$13,565

SHAREHOLDERS' DEFICIT
Common stock, $1.00 par value, 50,000 shares authorized, 100 shares issued and outstanding at September 30, 2016	$100
Accumulated Deficit	(4,041)
TOTAL SHAREHOLDERS' DEFICIT	(3,941)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$9,624

The accompanying notes are an integrated part of these unaudited consolidated financial statements

SUGAR TECHNOLOGY GROUP HOLDINGS CORPORATION
Consolidated Statement of Operations
(Unaudited)
(Stated in US dollars)

From Inception (February 26, 2016) Through September 30, 2016
Revenue	$14,436

Cost of revenue	$6,282

Gross profit	$8,154

Operating expenses
General and administrative expenses	$12,195
Total operating expenses	$12,195
Net loss	$(4,041)

The accompanying notes are an integrated part of these unaudited consolidated financial statements

SUGAR TECHNOLOGY GROUP HOLDINGS CORPORATION
Consolidated Statement of Shareholders' Deficit
From Inception (February 26, 2016) Through September 30, 2016
(Unaudited)
(Stated in US Dollars)

	Shares	Common Stock	Amount	Accumulated deficit	Total Shareholders' Deficit
Balance as of February 26, 2016 (Date of Inception)	1		$1	$-	$1

Issuance of common stock	99		99		99

Net loss for the period				(4,041)	(4,041)
Balance as of September 30, 2016	100		$100	$(4,041)	$(3,941)

The accompanying notes are an integrated part of these unaudited consolidated financial statements

SUGAR TECHNOLOGY GROUP HOLDINGS CORPORATION
Consolidated Statement of Cash Flows
(Unaudited)
(Stated in US dollars)

From Inception (February 26, 2016) Through September 30, 2016
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(4,041)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	655

Changes in operating assets and liabilities
Accounts receivable	(4,307)
Accrued liabilities and other payables	8,847
CASH PROVIDED BY OPERATING ACTIVITIES	$1,154

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common shares	$100
CASH PROVIDED BY FINANCING ACTIVITIES	$100

NET INCREASE IN CASH	$1,254
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD	$1,254

NON-CASH TRANSACTION
Purchase of property and equipment paid by related party	$4,718
Operating expenses paid by related party	8,847

Supplementary Disclosure for Cash Flow Information:
Income taxes paid	$-
Interest paid	-
The accompanying notes are an integrated part of these unaudited consolidated financial statements

SUGAR TECHNOLOGY GROUP HOLDINGS CORPORATION
Notes to Unaudited Consolidated Financial Statements
 (Stated in US dollars)

NOTE 1 – DESCRIPTION OF COMPANY AND BASIS OF PRESENTATION

Sugar Technology Group Holdings Corporation (the "Company") was incorporated in the British Virgin Islands (the "BVI") on February 26, 2016. The Company engages in computer software development with major operations in Hong Kong and Mainland China. The Company focuses on the research and development of e-commerce platform, mobile game and virtual reality application. The e-commerce platform seeks to integrate web application with product manufacturing which will increase the productivity and efficiency of the operation. Along with the ever increasing usage of the internet, our O2O e-commerce platform is expected to bring in more business opportunities to the manufacturer.

On June 17, 2016, the Company entered into a shares sale and purchase agreement with So Ka Yan, the sole shareholder of XYZMILL.COM Limited. Under the shares sale and purchase agreement, the Company acquired the entire total issued capital of XYZMILL.COM LIMITED from So Ka Yan at a consideration of HK$2.00.

The shares sale and purchase agreement explicitly provided that the sale and purchase of the shares of XYZMILL.COM Limited should be effective as of May 9, 2016, the date of incorporation of XYZMILL.COM Limited. So Ka Yan, the Company's sole director and principal shareholder, is also the sole director of XYZMILL.COM Limited and owns 100% interests in XYZMILL.COM Limited. Consequently, the transaction was accounted for as a combination of entities under common control. After the completion of the shares sale and purchase agreement, the consolidated financial statements of the Company will include the assets and liabilities of the Company and XYZMILL.COM Limited, the historical operations of the Company and the operations of XYZMILL.COM Limited.

XYZMILL.COM Limited is a wholly owned subsidiary of the Company as of September 30, 2016. The Company and its subsidiary are collectively referred as Sugar.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, the consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying unaudited consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2016, or for any subsequent period.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. BASIS OF PREPARATION

The unaudited consolidated financial statements of the Company and its subsidiary are prepared in accordance with generally accepted accounting principles used in the United States of America.

B. PRINCIPLES OF CONSOLIDATION

The unaudited consolidated financial statements include the accounts of the Company and its subsidiary. All material inter-company accounts and transactions have been eliminated in consolidation.

C. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period including allowance for doubtful accounts, useful lives and residual values of property and equipment, and provision for income taxes. Actual results when ultimately realized could differ from those estimates.

D. CASH AND CASH EQUIVALENTS

The Company considers cash and cash equivalents to include cash on hand and demand deposits with banks with an original maturity of three months or less.

E. ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. An estimate for doubtful account is made when collection of the full amount becomes questionable.

F. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of financial instruments including cash and cash equivalents and accounts receivable, approximates their fair value due to the relatively short-term nature of these instruments.

Management believes it is not practical to determine the fair value of due to related party because the transactions cannot be assumed to have been consummated at arm's length, the terms are not deemed to be market terms, there are no quoted values available for these instruments, and an independent valuation would not be practical due to the lack of data regarding similar instruments, if any, and the associated potential costs.

G. PROPERTY AND EQUIPMENT

(a)	Measurement
The Company's property and equipment consists primarily of a motor vehicle and is initially recognized at cost and subsequently carried at cost less accumulated depreciation and accumulated impairment losses.

(b)	Depreciation
Depreciation of motor vehicle is calculated using the straight-line method to allocate its depreciable amount over its estimated useful life of three years.

H. REVENUE RECOGNITION

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable. Fees on advisory and consulting services are recognized when the services are rendered.

I. FOREIGN CURRENCY TRANSLATION

The Company and its wholly owned subsidiary maintain their books and accounting records in Hong Kong Dollars with the Hong Kong Dollars being the functional currency. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date.

The exchange rates used for the foreign currency translation were as follows (USD$1=HKD):

Period Covered	Balance Sheet Date Rate	Average Rate
For the period from inception (February 26, 2016) through September 30, 2016	7.8	7.8

J. INCOME TAXES

Income tax expense is based on reported income before income taxes. The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that includes the enactment date. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

K.	RELATED PARTIES

A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

L. IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews its long lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets.

M. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

The Company has implemented all new accounting pronouncements that are in effect and that may impact its consolidated financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position and result of operations.

NOTE 3 – GOING CONCERN

The Company first generated revenue in June 2016 and is still in the early stage of establishing a market for its revenue generated products and services. In addition, the Company has a working capital deficit at September 30, 2016 and incurred loss from operations for the period from inception through September 30, 2016. The Company is primarily funded by So Ka Yan, the Company's Chief Executive Officer ("CEO") and principal owner. The Company will have to raise additional capital, including through the sale of equity securities, to support its operations and expansion.

These conditions and uncertainties raise substantial doubt as to the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTIONS

The related party consists of the following:

So Ka Yan, the Company's director and principal shareholder

Due to Related Party

Due to related party consists of the following:

September 30, 2016
Payment on purchase of property and equipment	$4,718
Expenses paid on behalf of the Company	8,847
Amount due to So Ka Yan	$13,565

The due to related party balances at September 30, 2016 represent expenses paid on behalf of the Company by So Ka Yan, the Company's CEO and principal owner, to support the Company's operation. The balances were unsecured and non-interest bearing without terms and maturity.

The Company's executive office in Hong Kong is located at Room S, 2/F, Block D East Sun Industrial Center, 16 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong. This office has approximately 400 square feet and is furnished to the Company by the Chief Executive Officer of Living 3D Holdings, Inc., the spouse of So Ka Yan, at no charge. The Company shares this office with Living 3D Holdings, Inc.

NOTE 5 – COMMON STOCK

The Company has an authorized capital of 50,000 ordinary shares with $1.00 par value, 100 shares are issued and outstanding at September 30, 2016.

NOTE 6 – CONCENTRATION OF CREDIT RISKS AND MAJOR CUSTOMERS

The Company had certain customers whose revenue individually represented 10% or more of the Company's total revenue, or whose accounts receivable balances individually represented 10% or more of the Company's total accounts receivable, as follows:

For the period ended September 30, 2016, two customers, Customer A and Customer B, accounted for 70% and 30% of revenue, respectively.

At September 30, 2016, Customer B accounted for 100% of accounts receivable.

For the period ended September 30, 2016, all the cost of revenue is related to fees paid to one subcontractor.

NOTE 7 – INCOME TAXES

Sugar Technology Group Holdings Corporation is registered in the BVI and under the current laws of the BVI is not subject to income taxes. XYZMILL.COM Limited is registered in Hong Kong and Hong Kong profits tax is calculated at 16.5% of the estimated assessable profit for the period.

No provision for income taxes has been made as the Company's subsidiary suffered loss for the period ended September 30, 2016.

As of September 30, 2016, the Company has deferred tax assets of $459 arising from the net operating loss of $2,784 from its subsidiary and is fully offset by an equal valuation allowance. The net operating loss carry forwards are available to be utilized against future taxable Income. In assessing the reliability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management believes that the Company's limited customers and net loss are significant negative evidence that deferred tax assets would not be realizable. Therefore, the deferred tax asset has been offset in full.

Accounting for Uncertainty in Income Taxes

The Company has evaluated and concluded that there are no significant uncertain tax positions required recognition in its consolidated financial statements.

The Company may from time to time be assessed interest or penalties by major tax jurisdictions.  In the event it receives an assessment for interest and/or penalties, it will be classified in the consolidated financial statements as tax expense.

NOTE 8 – SUBSEQUENT EVENTS

On December 30, 2016, the Company entered into a share acquisition and exchange agreement (the "Share Acquisition and Exchange") with Living 3D Holdings, Inc., a company incorporated in the State of Nevada. Under the Share Acquisition and Exchange Living 3D Holdings, Inc. ("Living 3D") issued an aggregate of 30,000,000 shares (post reverse split) of its common stock to the shareholders of the Company in exchange for all of the issued and outstanding securities of the Company.  The Share Acquisition and Exchange was closed on January 5, 2017. As a result of the Share Acquisition and Exchange, the Company became Living 3D's wholly-owned subsidiary.